                                                                    EXHIBIT 99.2


                               SYNTHETIC GENETICS
                   (A Division of Immune Complex Corporation)

                              Financial Statements

                           December 31, 1998 and 1999

                   (With Independent Auditors' Report Thereon)

                               SYNTHETIC GENETICS
                   (A Division of Immune Complex Corporation)



                                TABLE OF CONTENTS




                                                                  PAGE
                                                                  ----
Independent Auditors' Report                                        1

Balance Sheets                                                      2

Statements of Operations                                            3

Statements of Divisional Equity (Deficit)                           4

Statements of Cash Flows                                            5

Notes to Financial Statements                                       6

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Epoch Biosciences, Inc.:


We have audited the accompanying balance sheets of Synthetic Genetics (a division of Immune Complex Corporation) as of December 31, 1998 and 1999, and the related statements of operations, divisional equity (deficit), and cash flows for each of the years then ended. These financial statements are the responsibility of the Division's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Synthetic Genetics (a division of Immune Complex Corporation) as of December 31, 1998 and 1999, and the results of its operations and its cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
-----------------------------------
    KPMG LLP


Seattle, Washington
January 19, 2001

                               SYNTHETIC GENETICS

                                 Balance Sheets


                                                                     DECEMBER 31,
                                                                 -------------------    SEPTEMBER 30,
                         ASSETS                                    1998       1999          2000
                                                                 --------   --------    -------------
                                                                                         (UNAUDITED)

Current assets:
    Receivables                                                  $123,976    160,624       169,339
    Inventory                                                      16,000     26,000        24,000
                                                                 --------   --------       -------
         Total current assets                                     139,976    186,624       193,339

Equipment, net                                                    143,740    113,671        92,226
Intangibles, net                                                  140,000    128,336       119,588
Deposits                                                            2,726      3,394         4,455
                                                                 --------   --------       -------
         Total assets                                            $426,442    432,025       409,608
                                                                 ========   ========       =======

        LIABILITIES AND DIVISIONAL EQUITY (DEFICIT)

Current liabilities:
    Current portion of long-term debt and capital
       lease obligations                                         $113,277    181,706        80,824
    Accounts payable                                              123,010    182,811       183,894
    Accrued liabilities                                            55,839     81,088        63,040
                                                                 --------   --------       -------
         Total current liabilities                                292,126    445,605       327,758

Long-term debt and capital lease obligations                      133,519     51,813        44,294

Divisional equity (deficit)                                           797    (65,393)       37,556

Commitments, contingencies and subsequent event
                                                                 --------   --------       -------
         Total liabilities and divisional equity (deficit)       $426,442    432,025       409,608
                                                                 ========   ========       =======


See accompanying notes to financial statements.

                               SYNTHETIC GENETICS

                            Statements of Operations

                                                   YEARS ENDED             NINE MONTHS ENDED
                                                   DECEMBER 31,              SEPTEMBER 30,
                                            -------------------------    ----------------------
                                                1998          1999         1999         2000
                                            -----------    ----------    --------    ----------
                                                                              (UNAUDITED)

Sales                                       $ 1,159,414     1,336,700     964,813     1,142,287
Cost of goods sold                              768,403       865,341     616,963       811,407
                                            -----------    ----------    --------    ----------

                                                391,011       471,359     347,850       330,880
                                            -----------    ----------    --------    ----------

Operating expenses:
    General and administrative                  163,474       192,840     170,209       179,419
    Research and development                    126,202        63,185      47,101       112,668
    Sales and marketing                         105,608       145,679     100,085       124,545
    Depreciation and amortization                69,280        88,122      64,715        60,231
                                            -----------    ----------    --------    ----------
       Total operating expenses                 464,564       489,826     382,110       476,863
                                            -----------    ----------    --------    ----------
       Operating loss                           (73,553)      (18,467)    (34,260)     (145,983)

Interest expense                                 (6,385)      (31,379)    (23,516)      (31,709)
                                            -----------    ----------    --------    ----------
       Net loss                             $   (79,938)      (49,846)    (57,776)     (177,692)
                                            ===========    ==========    ========    ==========


See accompanying notes to financial statements.

                               SYNTHETIC GENETICS

                    Statements of Divisional Equity (Deficit)

                                                        DIVISIONAL
                                                     EQUITY (DEFICIT)
                                                     ----------------

Balance at December 31, 1997                            $ 234,724

Other changes in divisional equity                       (153,989)
Net loss                                                  (79,938)
                                                        ---------

Balance at December 31, 1998                                  797

Other changes in divisional equity                        (16,344)
Net loss                                                  (49,846)
                                                        ---------

Balance at December 31, 1999                              (65,393)

Other changes in divisional equity (unaudited)            280,641
Net loss (unaudited)                                     (177,692)
                                                        ---------

Balance at September 30, 2000 (unaudited)               $  37,556
                                                        =========


See accompanying notes to financial statements.

                               SYNTHETIC GENETICS

                            Statements of Cash Flows

                                                                 YEARS ENDED          NINE MONTHS ENDED
                                                                 DECEMBER 31,           SEPTEMBER 30,
                                                             --------------------    -------------------
                                                               1998        1999       1999        2000
                                                             ---------    -------    -------    --------
                                                                                         (UNAUDITED)

Cash flows from operating activities:
    Net loss                                                 $ (79,938)   (49,846)   (57,776)   (121,549)
    Adjustments to reconcile net loss to net cash
      provided by (used in) operating activities:
         Depreciation and amortization                          69,280     88,122     64,715      60,231
         Changes in operating assets and liabilities:
           Receivables                                         (33,430)   (36,648)      (481)     (8,715)
           Inventories                                             200    (10,000)     4,000       2,000
           Deposits and other assets                             2,274       (668)    (8,333)     (1,061)
           Accounts payable                                     70,568     59,801     50,817       1,083
           Accrued liabilities                                  33,673     25,249     (3,654)    (18,048)
                                                             ---------    -------    -------    --------
                Net cash provided by (used in)
                    operating activities                        62,627     76,010     49,288     (86,059)
                                                             ---------    -------    -------    --------
Cash used in investing activities - acquisition of
    equipment                                                 (136,199)   (43,005)   (12,573)    (86,181)
                                                             ---------    -------    -------    --------
Cash flows from financing activities:
    Payment of notes payable                                        --    (13,277)   (14,861)   (108,401)
    Other changes in divisional equity                          73,572    (19,728)   (21,854)    280,641
                                                             ---------    -------    -------    --------
                Net cash provided by (used in)
                    financing activities                        73,572    (33,005)   (36,715)    172,241
                                                             ---------    -------    -------    --------
                Net increase in cash and cash
                    equivalents                                     --         --         --          --

Cash at beginning of period                                         --         --         --          --
                                                             ---------    -------    -------    --------

Cash at end of period                                        $      --         --         --          --
                                                             =========    =======    =======    ========
Supplemental disclosure of noncash financing items -
    equipment transferred to Synthetic Genetics from
    Parent                                                   $      --      3,384         --          --

Supplemental disclosure of cash flow information -
    cash payments made during the period for interest        $   6,385     31,379     23,516      31,709
                                                             =========    =======    =======    ========


See accompanying notes to financial statements.

                                                                    EXHIBIT 99.2

                               SYNTHETIC GENETICS
                   (A Division of Immune Complex Corporation)

                          Notes to Financial Statements

                           December 31, 1998 and 1999


(1)    DESCRIPTION OF THE DIVISION

       Synthetic Genetics (Division), manufactures and sells products and services in the areas of value added, modified oligonucleotides, post-PCR DNA detection systems and gene synthesis. The primary products are the custom synthesis of value added, modified oligeonuclotides, including molecular beacons. The Division was a division of Immune Complex Corporation (ICC) until November 15, 2000 at which time it was acquired by Epoch Biosciences, Inc.

       Net divisional balances with ICC are reflected as other changes in divisional equity in the statements of divisional equity. All expenses allocable to the Division are included in the accompanying financial statements.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (A)    USE OF ESTIMATES

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from those estimates.

       (B)    INVENTORIES

              Inventories, which consists primarily of chemical reagents, are stated at the lower of cost or market. Cost is determined using the average cost method.

       (C)    EQUIPMENT

              Equipment is stated at cost. Equipment under capital leases is stated at the net present value of future minimum lease payments at the inception of the lease. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of the assets. The costs of improvements that extend the lives of the assets are capitalized. Repairs and maintenance are expensed as incurred.

       (D)    INTANGIBLE ASSETS

              Intangible assets consist of trademark and business name, customer list, device history file and goodwill (excess of purchase price over fair value of the net assets acquired) that are amortized using the straight-line method over 15 years.

                                                                     (Continued)

                                                                    EXHIBIT 99.2

                               SYNTHETIC GENETICS
                   (A Division of Immune Complex Corporation)

                          Notes to Financial Statements

                           December 31, 1998 and 1999


       (E)    IMPAIRMENT OF LONG-LIVED AND INTANGIBLE ASSETS

              In the event that facts and circumstances indicate that property and equipment and intangible or other noncurrent assets related to specifically acquired assets may be impaired, an evaluation of the recoverability of currently recorded costs will be made. No such events occurred in 1998 or 1999. When an evaluation is performed, the estimated value of undiscounted future net cash flows associated with the asset is compared to the asset's carrying value to determine if a write-down to fair value is required.

       (F)    INCOME TAXES

              The Division is included in the federal income tax returns of ICC. For purposes of preparing the financial statements, the separate return method has been used for allocating federal income taxes.

              Income taxes are accounted for using the asset and liability method under which deferred tax assets and liabilities are recognized for estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax expense or benefit is recognized as a result of the change in the asset or liability during the period. An allowance has been recorded against net deferred tax assets for all periods as realization is not considered more likely than not.

       (G)    REVENUE RECOGNITION

              Sales are recognized when products are received by the customer and the risks and benefits of ownership have transferred.

              Grant revenue, all of which is from the National Institutes of Health, is recognized as expenses are incurred by the Division which qualifies for reimbursement under the grants. The Division's overhead allocation plan has been approved. Grant revenue totaled $98,219 in 1999 and is included in sales.

       (H)    RESEARCH AND DEVELOPMENT COSTS

              Research and development costs are expensed as incurred. Research expense includes salaries and benefits incurred supporting the activities funded by grant revenue as well as research the Division conducts outside of the grants and research contracts.

                                                                     (Continued)

                                                                    EXHIBIT 99.2

                               SYNTHETIC GENETICS
                   (A Division of Immune Complex Corporation)

                          Notes to Financial Statements

                           December 31, 1998 and 1999


       (I)    INTERIM FINANCIAL INFORMATION

              The interim financial statements are unaudited; however, in the opinion of management, they have been prepared in accordance with Rule 10-01 of Regulation S-X adopted by the Securities and Exchange Commission and reflect all adjustments (all of which are of a normal, recurring nature) which are necessary for a fair presentation of financial position, results of operations and cash flows for the periods presented. Results of operations for the nine month period ended September 30, 2000 are not necessarily indicative of the results of operations that may be expected for the entire year ending December 31, 2000.


(3)    EQUIPMENT

       Equipment is as follows:

                                                            DECEMBER 31,
                                            USEFUL      -------------------
                                             LIVES        1998        1999
                                            -------     --------    -------
          Equipment                         5 years     $231,378    271,541
          Furniture and fixtures            5 years       10,903     13,110
                                                        --------    -------
                                                         242,281    284,651
          Less accumulated depreciation
           and amortization                               98,541    170,980
                                                        --------    -------
                                                        $143,740    113,671
                                                        ========    =======


       At December 31, 1998 and 1999 equipment under capital lease is carried at its cost of $149,877 and $180,287, less accumulated amortization of $56,628 and $118,487, respectively.

(4)    INTANGIBLE ASSETS

       Intangible assets are as follows:

                                                              DECEMBER 31,
                                                          ------------------
                                                            1998      1999
                                                          --------   -------
         Trademark and business name, customer list and
            device history file                           $175,000   175,000
         Less accumulated amortization                      35,000    46,664
                                                          --------   -------
                                                          $140,000   128,336
                                                          ========   =======


                                       8                             (Continued)

                                                                    EXHIBIT 99.2

                               SYNTHETIC GENETICS
                   (A Division of Immune Complex Corporation)

                          Notes to Financial Statements

                           December 31, 1998 and 1999


(5)    LONG-TERM DEBT

       Long-term debt is as follows:

                                                               DECEMBER 31,
                                                            ------------------
                                                              1998      1999
                                                            --------   -------
         8-1/2% note payable to Molecular Biology
           Resources, Inc.; remaining balance
           due in July 2000; unsecured                      $163,000   163,000
         Capital lease obligations                            83,796    70,519
                                                            --------   -------
                                                             246,796   233,519
         Less current maturities                             113,277   181,706
                                                            --------   -------
                                                            $133,519    51,813
                                                            ========   =======

       The Division's note payable to Molecular Biology Resources was due July 2000. As of September 30, 2000, $63,000 remained outstanding and was assumed by Epoch Biosciences, Inc. in the acquisition and is due on demand.

(6)    RELATED PARTY

       The Division is a division of ICC. As a division of ICC, it has received various services provided by ICC, including administration and accounting. In consideration for these services, ICC has historically allocated a portion of the salaries paid to applicable employees on an actual basis. The Division's management believes that the amounts allocated have been no less favorable to the Division than the expenses would have been to obtain such services from unaffiliated third parties. The Division's management also believes that the amounts allocated have been substantially the same as what they would have been had the Division been operating on a standalone basis.

(7)    INCOME TAXES

       No income tax benefit has been realized for the periods presented as a valuation allowance has been recorded against total deferred tax assets as realization is not considered more likely than not.

                                                                     (Continued)

                                                                    EXHIBIT 99.2

                               SYNTHETIC GENETICS
                   (A Division of Immune Complex Corporation)

                          Notes to Financial Statements

                           December 31, 1998 and 1999


       The tax effects of temporary differences that give rise to deferred tax assets are as follows:

                                                     DECEMBER 31,
                                                 ------------------
                                                   1998      1999
                                                 --------   -------
         Net operating loss carryforward         $303,758   320,043
         Vacation accrual                           5,608     6,031
                                                 --------   -------
           Total deferred tax assets              309,366   326,074

         Less valuation allowance                 309,366   326,074
                                                 --------   -------
           Net deferred tax assets               $     --        --
                                                 ========   =======

(8)    COMMITMENTS AND CONTINGENCIES

       (A)    LITIGATION

              In the normal course of business, the Division may become subject to lawsuits and other claims and proceedings. Such matters are subject to uncertainty and outcomes are not predictable with assurance. Management is not aware of any pending or threatened lawsuit or proceeding which would have a material adverse effect on the Division's financial position, liquidity or results of operations.

       (B)    LEASES

              The Division has operating leases for office space and laboratory equipment. Operating lease expense was $28,140 and $28,800 during the years ended December 31, 1998 and 1999. The Division also leases certain laboratory equipment under capital leases.

              Future minimum lease payments under the operating and the capital leases at December 31, 1999 are as follows:

                   YEAR ENDING                                 OPERATING      CAPITAL
                   DECEMBER 31,                                 LEASES        LEASES
                   ------------                                ---------      -------
                       2000                                     $52,800       30,386
                       2001                                          --       36,255
                       2002                                          --       16,802
                       2003                                          --        3,153
                                                                -------      -------
                          Total future minimum payments         $52,800       86,596
                                                                =======
              Less amount representing interest                               16,077
                                                                             -------
                          Capital lease obligations                          $70,519
                                                                             =======

(9)    SUBSEQUENT EVENT

       On November 15, 2000, Epoch Biosciences, Inc purchased substantially all of the assets of Synthetic Genetics for $3,100,000 in cash, and assumed certain liabilities of Synthetic Genetics.

                                       10